Exhibit 31.3

CERTIFICATION OF DAVID F. MELCHER PURSUANT TO SEC. 302

OF THE SARBANES-OXLEY ACT OF 2002

I, David F. Melcher, certify that:

1. I have reviewed this Annual Report on Form 10-K/A for the year ended December 31, 2014;

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

April 6, 2015	/s/ David F. Melcher
(Date)	David F. Melcher
Chief Executive Officer and President